Exhibit 10.3

October 1, 2013

Nexstar Broadcasting, Inc.
5215 N. O'Connor Blvd., Suite 1400
Irving, TX 75039

Mission Broadcasting, Inc.
30400 Detroit Rd
Suite 304
Westlake OH 44145-1855

Re:
Amended and Restated Revolver Reallocation Letter regarding both the Fifth Amended and Restated Credit Agreement dated as of December 3, 2012 among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., the financial institutions from time to time parties thereto, and Bank of America, N.A., as administrative agent, as the same may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time (the "Nexstar Credit Agreement"), and the Fourth Amended and Restated Credit Agreement dated as of December 3, 2012 among Mission Broadcasting, Inc., the financial institutions from time to time parties thereto, and Bank of America, N.A., as administrative agent, as the same may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time (the "Mission Credit Agreement").

Ladies and Gentlemen:

Capitalized terms used in this Amended and Restated Revolver Reallocation Letter (the "Revolver Reallocation Letter") but not otherwise defined herein shall have the meaning ascribed thereto in the Nexstar Credit Agreement.  On December 3, 2012, (i) the Borrower and certain lenders amended and restated the terms of the then existing loan facility (the "Nexstar Facility") evidenced by the Nexstar Credit Agreement and the Loan Documents (the "Nexstar Facility Documents"), and (ii) the Mission Borrower and certain lenders amended and restated the terms of the then existing loan facility (the "Mission Facility") evidenced by the Mission Credit Agreement and the Mission Loan Documents (the "Mission Facility Documents").  The Nexstar Facility and the Mission Facility are herein collectively referred to as the "Facilities".  On October 1, 2013, (i)  the Borrower and certain lenders have entered into that certain Second Incremental Amendment and (ii) the Mission Borrower and certain lenders have entered into that certain Second Incremental Amendment (as such term is defined in the Mission Credit Agreement).

As of the Second Incremental Amendment Closing Date, the aggregate Revolving Credit Commitments of all Revolving Credit Lenders in the Nexstar Credit Agreement is $75,000,000 (the "Nexstar Commitment") and the aggregate Mission Revolving Credit Commitment of all Mission Revolving Credit Lenders in the Mission Credit Agreement is $30,000,000 (the "Mission Commitment").  The Nexstar Commitment and the Mission Commitment are herein collectively referred to as the "Facility Commitments".  Each of the undersigned Lenders is a Revolving Credit Lender under the Nexstar Credit Agreement, and a Mission Revolving Credit Lender under the Mission Credit Agreement, and each such Lender's percentage of the Nexstar Commitment and its percentage of the Mission Commitment is the same (each such percentage herein referred to as such Lender's "Facility Percentage").

Subject to all of the terms and conditions of the Nexstar Facility Documents and the Mission Facility Documents, and subject to the terms and conditions set forth below, each of the undersigned Lenders agrees (i) severally and not jointly and (ii) only so long as there exists no Default under the Nexstar Facility Documents (or under, and as defined in, the Mission Facility Documents) both before and after giving effect to any such reallocation, that the Borrower may reallocate the Facility Commitments among the Mission Facility and the Nexstar Facility up to, but no more than, three times during the term of the Facilities from and after the Second Incremental Amendment Closing Date, in each case only so long as the Facility Percentages remain unchanged and the aggregate Facility Commitments are not increased by any such reallocation, (the "Permitted Revolver Reallocations").

Each Permitted Revolver Reallocation is subject to satisfaction or waiver by the Required Revolving Credit Lenders of each of the following terms and conditions:

1)
there shall exist (i) no Default under the Nexstar Facility Documents, and (ii) no "Default" under (and as defined in) the Mission Facility Documents, in each case both before and after giving effect to any Permitted Revolver Reallocation;

2)
the Borrower and the Mission Borrower, respectively, shall have given not less than 20 Business Days' prior written notice of such proposed Permitted Revolver Reallocation to the Administrative Agent and each Revolving Credit Lender (or such lesser notice acceptable to the Administrative Agent and each Revolving Credit Lender), and that the Borrower and the Mission Borrower have not requested more than two Permitted Revolver Reallocation since the Second Incremental Amendment Closing Date, prior to such request;

3)
(i) no Permitted Revolver Reallocation among the Nexstar Commitment and the Mission Commitment shall result in an increase to the aggregate Facility Commitments, (ii) no Facility Percentage of any Revolving Credit Lender shall change as a result of any Permitted Revolver Reallocation and (iii) the amount of each Revolving Credit Lender's Facility Percentage of the aggregate Facility Commitments shall not be increased or reduced as a result of any Permitted Revolver Reallocation;

4)
the representations and warranties set forth in Article V of the Nexstar Credit Agreement, the Nexstar Facility Documents, Article V of the Mission Credit Agreement and the Mission Facility Documents shall be true and correct in all material respects (except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (ii) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects);

5)
the Borrower and the Mission Borrower shall have each reimbursed the Administrative Agent and each Revolving Credit Lender for any amounts incurred (if any) by each such Revolving Credit Lender as a result of each such Permitted Revolver Reallocation pursuant to Article II of both the Nexstar Credit Agreement and the Mission Credit Agreement;

6)	the Borrower and the Mission Borrower shall have each delivered a certification on the date of such Permitted Revolver Reallocation certifying as to clauses 1 and 4 preceding as of such date; and

7)
both the Borrower and the Mission Borrower shall have each reimbursed the Administrative Agent in full in immediately available funds for all outstanding fees and expenses which the Nexstar Credit Agreement or the Mission Credit Agreement require to be paid by the Borrower or the Mission Borrower through the date of such Permitted Revolver Reallocation, including without limitation attorneys' fees costs and expenses incurred by counsel to the Administrative Agent in accordance with the terms of Section 10.04(a) of the Nexstar Credit Agreement and the Mission Credit Agreement.

This Revolver Reallocation Letter shall become effective after satisfaction of each of the following: (a) the occurrence of the Second Incremental Amendment Closing Date, (b) the occurrence of the Second Incremental Amendment Closing Date (as such term is defined in the Mission Credit Agreement), and (c) the Administrative Agent's receipt of counterparts of this Revolver Reallocation Letter executed by the Borrower, the Mission Borrower, the Parent Guarantors, each of the other Guarantors and each Revolving Credit Lender and Mission Revolving Credit Lender.

The Borrower and the Mission Borrower, respectively, hereby represent and warrant to the Administrative Agent and each Revolving Credit Lender that on the date hereof (a) the representations and warranties of the Borrower, the Mission Borrower, and each of the Guarantors set forth in Article V of both the Nexstar Credit Agreement and the Mission Credit Agreement, as applicable, are true and correct in all material respects (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (2) that any representation or warranty that is qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects) and (b) that (i) no Default under any Nexstar Facility Document exists and (ii) no "Default" (as defined in the Mission Credit Agreement) under any Mission Facility Document exists. The Borrower and the Mission Borrower, respectively, furthermore acknowledge that nothing in this Revolver Reallocation Letter shall affect its obligations under the Nexstar Credit Agreement or the other Nexstar Facility Documents, or the Mission Credit Agreement or the other Mission Facility Documents, as applicable, which remain valid, binding and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability, or shall constitute a waiver by the Administrative Agent or any  Lender of any right or remedy, now or at any time in the future, with respect to any requirement under the Nexstar Credit Agreement or the other Nexstar Facility Documents or the Mission Credit Agreement or the other Mission Facility Documents (as applicable) or with respect to any breach of any term of any such agreements, occurring now or at any time in the future. The Borrower and the Mission Borrower hereby agree to deliver promptly to the Administrative Agent such other documents, certificates and instruments as the Required Revolving Credit Lenders shall reasonably require in connection with this Revolver Reallocation Letter or any Permitted Revolver Reallocation.

By signing below, the Borrower, the Mission Borrower, the Guarantors, Nancie J. Smith and Dennis P. Thatcher hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Nexstar Facility Documents and the Mission Facility Documents to which they are parties, including, without limitation the respective security documents and the Liens granted thereunder and (ii) agree that the execution, delivery and performance of this Revolver Reallocation Letter shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Nexstar Facility Documents, Mission Facility Documents and the respective Liens granted thereunder.

This Revolver Reallocation Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Revolver Reallocation Letter, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.  Please sign in the space provided below to evidence your agreement with the terms of this Revolver Reallocation Letter and acknowledgement that your obligations hereunder are valid, binding, and enforceable obligations, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

This letter (a) shall amend and replace, and supersede in its entirety, the Revolver Reallocation Letter dated December 3, 2012, and (b) from and after the date hereof, shall be considered the "Revolver Reallocation Letter" as defined in the Nexstar Credit Agreement and the Mission Credit Agreement.  This Revolver Reallocation Letter shall constitute a Loan Document under the Nexstar Credit Agreement and a Mission Loan Document under the Mission Credit Agreement, shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the Borrower, the Administrative Agent, each Guarantor and each Revolving Credit Lender, Mission Revolving Credit Lender and their respective successors and assigns.  The failure of the Borrower or the Mission Borrower to comply with any of the terms of this Revolver Reallocation Letter shall be an Event of Default under the Nexstar Credit Agreement and under the Mission Credit Agreement.

THIS WRITTEN AGREEMENT TOGETHER WITH THE NEXSTAR FACILITY DOCUMENTS AND THE MISSION FACILITY DOCUMENTS, AS APPLICABLE, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

Very truly yours,

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

Revolver Reallocation Letter – Signature Page

AGREED TO AND ACCEPTED,
AS OF THE SECOND INCREMENTAL AMENDMENT CLOSING DATE:

BORROWER:

NEXSTAR BROADCASTING, INC.

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer

MISSION BORROWER:

MISSION BROADCASTING, INC.

By:	/s/ Dennis P. Thatcher
Name:	Dennis P. Thatcher
Title:	President and Treasurer

Revolver Reallocation Letter – Signature Page

GUARANTORS:

NEXSTAR BROADCASTING, INC.
NEXSTAR BROADCASTING GROUP, INC.
NEXSTAR FINANCE HOLDINGS, INC.

By:	/s/ Thomas E. Carter
Name:	Thomas E. Carter
Title:	Chief Financial Officer

MISSION BROADCASTING, INC.

By:	/s/ Dennis P. Thatcher
Name:	Dennis P. Thatcher
Title:	President and Treasurer

/s/ Nancie J. Smith
Nancie J. Smith,
Solely in her capacity as Pledgor and not in her individual capacity

/s/ Dennis P. Thatcher
Dennis P. Thatcher,
Solely in his capacity as Pledgor and not in his individual capacity